Exhibit 99.1

Safety Shot Partners with Gopuff

Gopuff, a delivery service that brings thousands of products to your doorstep in minutes, will aid in turning Safety Shot into a household brand.

JUPITER, FL – May 13, 2024 – Safety Shot, Inc. (Nasdaq: SHOT) (the “Company), is excited to announce its collaboration with Gopuff, the leading instant commerce company, to give Safety Shot, easy accessibility to millions of consumers nationwide.

With a commitment to delivery in as fast as 15 minutes, Gopuff, has redefined convenience by offering a myriad of products within minutes, and its partnership with Safety Shot is set to establish it as a household name.

Starting in May, Safety Shot will launch a comprehensive 360-degree marketing campaign in support of Gopuff offering the revolutionary product in convenient 4-packs and singles.

In addition to Gopuff, Safety Shot will also be available on BevMo! and Liquor Barn, both subsidiaries of Gopuff. BevMo!, known for its vast selection of wine, beer, and spirits, and Liquor Barn, an independent liquor store chain with over 20 stores in Kentucky, will further expand the reach of Safety Shot.

“We are thrilled to launch Safety Shot with Gopuff, a company with millions of monthly shoppers, offering a unique and reliable experience for customers nationwide.” stated Josh Wagner, Chief Revenue Officer.

For more information, visit www.drinksafetyshot.com.

About Safety Shot, Inc

Safety Shot, a wellness and dietary supplement company, is set to launch Safety Shot, a patented wellness product that boosts clarity and overall mood. Safety Shot is available for purchase online at DrinkSafetyShot.com and Amazon. The Company plans to launch business-to-business sales of Safety Shot to distributors, retailers, restaurants, and bars in 2024.

Forward Looking Statements

This communication contains forward-looking statements regarding Safety Shot, including, the anticipated timing of studies and the results and benefits thereof. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are based on each of the Company’s current plans, objectives, estimates, expectations, and intentions and inherently involve significant risks and uncertainties, many of which are beyond Safety Shot’s control. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties and other risks and uncertainties affecting Safety Shot and, including those described from time to time under the caption “Risk Factors” and elsewhere in Safety Shot’s Securities and Exchange Commission (SEC) filings and reports, including Safety Shot’s Annual Report on Form 10-K for the year ended December 31, 2023 and future filings and reports by Safety Shot. Moreover, other risks and uncertainties of which the combined company is not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. Investors are cautioned that forward-looking statements are not guarantees of future performance. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements and reflect the views stated therein with respect to future events at such dates, even if they are subsequently made available by Safety Shot on its website or otherwise. Safety Shot undertakes no obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Media and Investor Contact:

Medon Michaelides

Investor Relations

Phone: 561-244-7100

Email: investors@drinksafetyshot.com